UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

CENAQ Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40743	85-1863331
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4550 Post Oak Place Dr., Suite 300 Houston, TX	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 820-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-quarters of one warrant	CENQU	The NASDAQ Stock Market LLC

Class A common stock, par value $0.0001 per share	CENQ	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of CENAQ Energy Corp.’s (the “Company”) financial statements for the quarterly period ended June 30, 2022, the Company’s management re-evaluated the Company’s accounting of accounts payable and accrued expenses and determined that the Company failed to recognize and accrue certain expenses in connection with its proposed initial business combination resulting in an understatement of the account payable and accrued expenses, which requires an adjustment to the Company’s condensed financial statements as of and for the quarterly period ended March 31, 2022.

On August 22, 2022, the audit committee of the Company’s board of directors (the “Audit Committee”) concluded, after discussion with the Company’s management, that the Company’s condensed financial statements as of and for the quarterly period ended March 31, 2022 included in its Quarterly Report on Form 10-Q filed with the SEC on May 12, 2022 (the “2022 10-Q1”) should no longer be relied upon and should be restated as a result of such error. The Company will file an amendment to the 2022 10-Q1 to restate the affected condensed financial statements (the “Amended 2022 10-Q1”).

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with its initial public offering (the “Trust Account”).

The Company’s management has concluded that in light of the restatement described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Amended 2022 10-Q1.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENAQ ENERGY CORP.

	By:	/s/ Michael J. Mayell
	Name:	Michael J. Mayell
	Title:	Chief Financial Officer

Dated: August 25, 2022